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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 15, 1999

                       American Express Master Trust
                         (Issuer in respect of the
  5.375% Class A Accounts Receivable Trust Certificates, Series 1993-1,
  7.60%  Class A Accounts Receivable Trust Certificates, Series 1994-2,
  7.85%  Class A Accounts Receivable Trust Certificates, Series 1994-3,
Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and
  5.90%  Class A Accounts Receivable Trust Certificates, Series 1998-1)
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             American Express Receivables Financing Corporation
                Co-Originator of the Trust and a Transferor
             --------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                   33-47812
                                   33-49106
                                   33-67502
                                   33-81634
                                  333-51045
         Delaware                 000-21424            13-3632012
-----------------------------     -----------          ------------
(State or other jurisdiction      (Commission         (IRS Employer
    of incorporation)             File Numbers)     Identification No.)

200 Vesey Street, New York, New York                      10285
------------------------------------                    -----------
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code    (212) 640-3975
                                                      ----------------

                     American Express Centurion Bank
                Co-Originator of the Trust and a Transferor
             -------------------------------------------------
           (Exact name of registrant as specified in its charter)

         Utah                     000-21424-01         11-2869526
----------------------------      -----------          ------------
(State or other jurisdiction      (Commission          (IRS Employer
    of incorporation)             File Numbers)     Identification No.)

6985 Union Park Center, Midvale, Utah                     84047
-------------------------------------                  -----------
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code    (801) 565-5000
                                                      ---------------
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Item 5.  Other Events

     Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated October 8, 1999 for the Distribution Date occurring on October 15, 1999 and the preceding Due Period from August 27, 1999 through September 26, 1999 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1 occurring on October 15, 1999, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and
1998-1 occurring on October 15, 1999, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.        Description
----------         ------------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1996-1, 1996-2 and 1998-1 occurring on October 15, 1999.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1993-1, 1994-2, 1994-3, 1996-1, 1996-2 and 1998-1, occurring on October 15, 1999.

Exhibit 99.1 Monthly Servicer's Certificate dated October 8, 1999 for the Distribution Date occurring on October 15, 1999 and the preceding Due Period from August 27, 1999 through September 26, 1999 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.




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                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  October 15, 1999


                                  AMERICAN EXPRESS MASTER TRUST



                                  AMERICAN EXPRESS RECEIVABLES
                                  FINANCING CORPORATION,
                                  Transferor

                                  By:    /s/ Leslie R. Scharfstein
                                         -------------------------------------
                                  Name:  Leslie R. Scharfstein
                                  Title: President



                                  AMERICAN EXPRESS CENTURION
                                  BANK,
                                  Transferor

                                  By:   /s/ Rhonda Halpern
                                        --------------------------------------
                                  Name:  Rhonda Halpern
                                  Title: Chief Financial Officer and Treasurer


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                           EXHIBIT INDEX
                           -------------


Designation     Description                                             Page
-----------     --------------                                          ----

Exhibit 20.1    Payment   Date   Statements   relating  to  interest       5
                distributions  on the Class A  Certificates,  Series
                1996-1, 1996-2 and  1998-1, occurring on October 15,
                1999.


Exhibit 20.2    Payment   Date   Statements   relating  to  interest      11
                distributions  on the Class B  Certificates,  Series
                1993-1,  1994-2,  1994-3,  1996-1, 1996-2 and 1998-1
                occurring on October 15, 1999.


Exhibit 99.1    Monthly  Servicer's  Certificate  dated  October 8 ,      23
                1999 for the Distribution  Date occurring on October
                15,  1999 and the  preceding  Due Period from August
                27, 1999 through  September 26, 1999 provided to The
                Bank of New York, as Trustee under the Agreement for the American Express Master Trust.